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United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2002

MID-STATE BANCSHARES
(Name of Small Business Issuer in its Charter)

California (State or Other Jurisdiction of Incorporation or Organization)	000-23925 (File Number)	77-0442667 (I.R.S. Employer Identification No.)
1026 Grand Ave., Arroyo Grande, CA (Address of Principal Executive Offices)	93420 (Zip Code)

Registrant's Telephone Number, including area code: (805) 473-7700

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On July 12, 2002, Mid-State Bancshares (the "Company") announced that it has appointed PricewaterhouseCoopers LLP as the Company's independent accounting firm to replace Arthur Andersen LLP.

        During the years ended December 31, 2001 and 2000, and the interim period between December 31, 2001 and June 30, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

  c.
  Exhibits:

  99.1
  Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2002	MID-STATE BANCSHARES
	By:	/s/ JAMES W. LOKEY James W. Lokey President Chief Executive Officer

	By:	/s/ JAMES G. STATHOS James G. Stathos Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release	5

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  Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX